UNITED STATES
                     SECURITIES AND EXCHANGE COMMISSION
                           WASHINGTON, D.C. 20549
                     _________________________________

                                 FORM 8-K

                              Current Report
                  Pursuant to Section 13 or 15(d) of the
                      Securities Exchange Act of 1934


     Date of Report (Date of earliest event reported):   August 19, 2005


                    HEADLINERS ENTERTAINMENT GROUP, INC.
          ------------------------------------------------------
          (Exact Name of Registrant as Specified in its Charter)


        Delaware                  0-33145                   84-1195628
 ----------------------------------------------------------------------------
 (State of Incorporation)       (Commission File         (IRS Employer
                                 Number)                  Identification No.)


                 501 Bloomfield Avenue, Montclair, NJ 07042
                 ------------------------------------------
                  (Address of principal executive offices)

                             (973) 233-1233
                      -----------------------------
                      Registrant's Telephone Number


     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communication pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425).
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12).
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the
    Exchange Act (17 CFR 240.14d-2(b)).
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c).

Item 1.01 Entry Into a Material Definitive Agreement
Item 1.02 Termination of a Material Definitive Agreement
Item 2.03 Creation of a Direct Financial Obligation

     On August 19, 2005 Headliners refinanced two of the three promissory notes that it has issued to Cornell Capital Partners, LP. The notes that were discharged in the refinance transaction were (a) a promissory note in the principal amount of $4,500,000 dated January 25, 2005 that required Headliners to make six monthly principal payments of $750,000 plus interest commencing August 26, 2005, and (b) a promissory note in the principal amount of $3,000,000 dated March 21, 2005 that required Headliners to make thirty monthly principal payments of $100,000 plus interest commencing May 23, 2005. Both notes were convertible into Headliners common stock at a discount to market price at the time of conversion. Headliners had made no payments on account of the notes, and was in default under the terms of the March note.

     The January note and March note were replaced on August 19 by a Secured Convertible Debenture in the principal amount of $7,953,698, representing the principal amount of the earlier notes plus accrued interest. The new Debenture accrues interest at 12% per annum. Monthly payments of $400,000 plus accrued interest will commence on December 1, 2005.

     The new Debenture may be converted by Cornell Capital Partners into Headliners common stock at a conversion price of $.20 per share. At any time when the market price for Headliners common stock is less than the conversion price, Headliners may prepay the Debenture, in whole or in part, by paying a 10% premium. Headliners' obligation under the Debenture is secured by a pledge of all of Headliners' assets and by a pledge of 100,000,000 shares of Headliners common stock.

Item 9.01 Financial Statements and Exhibits

                                 Exhibits

10-a Secured Convertible Debenture dated August 19, 2005 issued by Headliners to Cornell Capital Partners, LP.

                                SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                               HEADLINERS ENTERTAINMENT GROUP, INC.


Dated: August 23, 2005         By: /s/ Eduardo Rodriguez
                               ------------------------------
                               Eduardo Rodriguez
                               Chief Executive Officer